MATRIX ADVISORS
                                VALUE FUND, INC.

                          747 Third Avenue, 31st Floor
                               New York, NY 10017



                                   Prospectus

                                October 28, 2003





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                 MATRIX ADVISORS
                                VALUE FUND, INC.

The Matrix Advisors Value Fund, Inc. is a no-load mutual fund that principally invests in common stocks. The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.


                 The date of this Prospectus is October 28, 2003


                                TABLE OF CONTENTS


An Overview of the Fund........................................................3
Performance....................................................................4
Fees and Expenses..............................................................5
Investment Objective and Principal Investment Strategies.......................6
Principal Risks of Investing in the Fund.......................................6
Investment Advisor.............................................................7
Shareholder Information........................................................8
Pricing of Fund Shares........................................................11
Dividends and Distributions...................................................12
Tax Consequences..............................................................12
Financial Highlights..........................................................13
PRIVACY NOTICE................................................................14




                             An Overview of the Fund

What is the Fund's  The Fund seeks to  achieve a total  rate of return  which is
investment          comprised of capital appreciation and current income.
goal?

What are the        The Fund  invests  primarily  in common  stocks of  domestic
Fund's principal    companies that the Advisor  believes are financially  strong
investment          and meet specific valuation criteria using the principles of
strategies?         value investing based on Classic Valuation Analysis.  Stocks will be sold when the Advisor believes they no longer represent value.

What are the        There  is the  risk  that  you  could  lose  money  on  your
principal risks     investment in the Fund. The following risks could affect the
of investing        value of your investment:
in the Fund?
                    o    The stock market goes down
                    o    Interest  rates rise  which can result in lower  equity
                         valuations
                    o    Value stocks fall out of favor with the stock market
                    o    Stocks in the Fund's  portfolio may not increase  their
                         earnings at the rate anticipated
                    o    The Advisor's investment  strategies do not produce the
                         expected results

Who may want to     The Fund may be appropriate for investors who:
invest in the
Fund?
                    o    Are pursuing a long-term goal such as retirement

                    o Want to add an investment in undervalued stocks to their equity portfolio

                    o Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

                    The Fund may not be appropriate for investors who:

                    o    Need regular income or stability of principal

                    o    Are pursuing a short-term goal

Performance


The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average return over time (before and after taxes) compared with a broad-based market index. This past performance will not necessarily continue in the future. Matrix Asset Advisors, Inc. became Sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Previous periods during which the Fund was advised by another investment advisor are not shown.


Calendar Year Total Returns*

1997:   17.85%
1998:    2.90%
1999:   32.85%
2000:    7.96%
2001:   12.35%
2002:  -20.74%


* The Fund's year-to-date return as of 9/30/03 was 24.83%.

During the period shown in the bar chart, the Fund's highest quarterly return was 24.33% for the quarter ended December 31, 1998 and the lowest quarterly return was -22.37% for the quarter ended September 30, 1998.

Average Annual Total Returns as of December 31, 2002


                                                 1 Year  5 Years  From 7/1/96(1)
                                                 ------  -------  --------------

Matrix Advisors Value Fund
      Return before taxes                       -20.74%   5.61%       8.51%
      Return after taxes on distributions(2)    -20.86%   5.21%       8.07%
      Return after taxes on distributions and   -12.68%   4.55%       6.98%
      sale of fund shares(2)
S&P 500 Index(3)                                -22.10%  -0.59%       5.84%


(1)  The date Matrix Asset Advisors, Inc. became Sub-advisor to the Fund.

(2) After tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. Index returns reflect no deduction for fees, expenses, or taxes.


                                Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases..........................None
Maximum deferred sales charge (load)......................................None
Redemption fee (as a percentage of amount redeemed)*......................0.75%

Annual fund operating expenses**
(expenses that are deducted from Fund assets)
Management Fees...........................................................1.00%
Distribution and Service (12b-1) Fees.....................................None
Other Expenses............................................................0.33%
                                                                      ----------
Total Annual Fund Operating Expenses......................................1.33%
                                                                      ----------
Fee Reduction and/or Expense Reimbursement...............................(0.23%)
                                                                      ----------
Net Expenses..............................................................1.10%
                                                                      ==========

* The redemption fee applies to those shares that you have held for less than two months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
** The Advisor has contractually agreed to reduce the fees and/or net expenses of the Fund for an indefinite period to ensure that Total Annual Fund Operating Expenses will not exceed the net expense amount shown. For the fiscal year ending June 30, 2003, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. As a result, the Fund's net expenses for the fiscal year ended June 30, 2003 were 0.99%.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year ................................$  112
Three Years............................  $  350
Five Years...............................$  606
Ten Years..............................  $1,340


            Investment Objective and Principal Investment Strategies

The goal of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund selects for investment only securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.

Classic Valuation Analysis

Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham. The underlying principle of Classic Valuation Analysis is "Buy value . . . it will out." Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.

Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. Once an equity investment has been purchased for the Fund's portfolio, it generally is sold for one of two reasons:

o    the security no longer represents a value, as determined by the Advisor, or

o there has been a fundamental change in the issuer's balance sheet or results of operations so that it no longer meets the Fund's financial or valuation criteria.

In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making substantial short-term investments in cash equivalents or may remain uninvested in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                            Proposed Reorganization


On August 1, 2003, the Board of Directors of the Fund (the "Board") approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of the Strong Matrix Value Fund, a new series of Strong Equity Funds II, Inc. (the "New Fund"). Following such transfer, Institutional Class shares of the New Fund will be distributed to shareholders of the Fund and the Fund will be subsequently dissolved. As a result of the proposed transaction, each shareholder of the Fund will receive a number of full and fractional Institutional Class shares of the New Fund equal in value at the time of the exchange to the value of such shares of the Fund.


The New Fund will have substantially the same investment objectives, policies, and strategies as the Fund, and will be managed by the same personnel who currently manage the Fund. Strong Capital Management, Inc. ("Strong Capital") will be the investment adviser to the New Fund and Matrix Asset Advisors, Inc. will be the sub-adviser to the New Fund. Strong Capital has agreed to limit the total operating expenses for the New Fund, until at least May 1, 2006, to the same level as the current limit on the expenses of the Fund.

Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong Capital provides investment management services for portfolios representing assets, as of June 30, 2003, of approximately $41.9 billion.

The Plan is subject to the approval of the shareholders of the Fund. A shareholder meeting for this purpose is scheduled to be held no later than December 12, 2003. Further details regarding the Plan have been provided in the proxy statement mailed on September 15, 2003, to shareholders of record as of August 15, 2003.

A complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by the New York Attorney General's office ("NYAG") on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong Capital and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. Strong Capital has informed the Board that (i) on September 5, 2003, the United States Securities and Exchange Commission ("SEC") began an inquiry based on matters related to, and set forth in, the Complaint; and (ii) on September 24, 2003, the Wisconsin Department of Financial Institutions ("DFI") asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong Capital has indicated that it is currently cooperating fully with the NYAG, the SEC, and the DFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong Capital announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint.

Strong Capital has informed the Board that, as of the date of this Supplement, Strong Capital is aware of multiple shareholder class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong Capital, Strong Funds, and other Strong affiliates, as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; and Supreme Court of the State of New York. Strong Capital has indicated that the Actions do not differ materially in terms of allegations and demands for relief. According to Strong Capital, the Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws, and generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed presenting allegations and demands for relief, but Strong Capital expects that they will not materially differ from those described above.

Strong Capital has represented to the Fund that no expenses associated with the foregoing matters will be paid by the New Fund.

                    Principal Risks of Investing in the Fund

The principal risks that may adversely affect the Fund's net asset value or total return are summarized above under "An Overview of the Fund." These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

Undervalued Stocks Risk. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

                               Investment Advisor

Matrix Asset Advisors, Inc. is the investment advisor to the Fund. The Advisor's address is 747 Third Avenue, New York, NY 10017. The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986. As of September 30, 2003, the Advisor manages assets in excess of $875 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2003, the Advisor received advisory fees of 0.65% of the Fund's average daily net assets, net of waiver.


Portfolio Manager

Mr. David A. Katz, President of the Fund, is principally responsible for the management of the Fund's portfolio. Mr. Katz has been President and Chief Investment Officer of the Advisor and a principal shareholder of the Advisor for over ten years.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the fiscal year ending June 30, 2003, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.


                             Shareholder Information

How to Buy Shares

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement account or Automatic Investment Plan account with $500 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.


In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-209-1965 if you need additional assistance when completing your application.


You may purchase shares of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order with complete information and meeting all the requirements discussed in this Prospectus. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund reserves the right to require payment by certified or official bank check or wire transfer for orders of $50,000 or more. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check made payable to "Matrix Advisors Value Fund, Inc." to:

   Regular Mail                             Overnight Delivery
   Matrix Advisors Value Fund, Inc.         Matrix Advisors Value Fund, Inc.
   c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701                             615 E. Michigan Street, 3rd Floor
   Milwaukee, WI 53201                      Milwaukee, WI 53202

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Matrix Advisors Value Fund, Inc." to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check. You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund, indicating the dollar value of shares to be purchased. Write your account number on the check.

By Wire


If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-866-209-1965. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

         U.S. Bank, N.A.
         777 E. Wisconsin Ave., Milwaukee, WI 53202
         ABA No.: 075000022
         Credit:  U.S. Bancorp Fund Services, LLC
         Account No.:  112-952-137
         Further Credit: Matrix Advisors Value Fund, Inc.
         Account name (shareholder name)
         Shareholder account number

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-209-1965. Your bank may charge you a fee for sending a wire to the Fund.

You may buy, sell or exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. For certain qualified brokers when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) generally holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. The initial minimum investment is reduced to $500 for investors who wish to enroll in this Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

The Fund offers an Individual  Retirement  Account  ("IRA") plan. You may obtain
information   about  opening  an  account  by  calling  the  Transfer  Agent  at
866-209-1965.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 0.75% fee on redemptions of Fund shares purchased and held for less than two months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.


You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. If stock certificates have been issued for shares being redeemed, you must include the stock certificates with your request. Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

Regular Mail                            Overnight Delivery
Matrix Advisors Value Fund, Inc.        Matrix Advisors Value Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201                     Milwaukee, WI 53202

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Exchange Privilege

You may exchange your Fund shares for shares of the First American Prime Obligations Fund ("Prime Obligations Fund"), a money market fund affiliated with the Fund's Custodian and Transfer Agent. Prior to making such exchange, you should obtain and carefully read the prospectus for the Prime Obligations Fund.


You may exchange your shares by simply sending a written request to the Fund's Transfer Agent. You should give the name of the Fund, your name, and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the persons whose names appear on the account registration.

If you complete the Exchange Privilege Authorization option on the Account Application, you may exchange all or some of your shares by calling the Transfer Agent at 1-866-209-1965 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time.

When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction. Shareholders will be promptly notified of any refused request for a telephone exchange. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

The Fund reserves the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders of the Prime Obligations Fund may request that redemption proceeds of $1,000 or more be wired directly to a bank account. If you did not purchase your shares with a certified check or wire, the Prime Obligations Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

You may request telephone exchange privileges after your account is opened by calling the Transfer Agent at 1-866-209-1965 for instructions.

You may have difficulties in making a telephone exchange during periods of abnormal market activity. If this occurs, you may make your exchange request in writing.

                             Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year-end.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as dividend income that may be eligible for federal taxation at a maximum rate of 15% for individuals if certain holding periods are met. The rate of federal income tax you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. However, any loss you realize on shares held 6 months or less will be treated as a long-term capital loss (which is subject to limitations on deductibility) to the extent of any gains from the Fund treated as long-term capital gains. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Additional information related to taxes is contained in the Statement of Additional Information. All potential investors in the Fund are urged to consult their tax advisors regarding an investment in the Fund.


                              Financial Highlights

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information for the fiscal years ended June 30, 1998 through 2003 has been audited by Tait, Weller & Baker, independent accountants. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request.

For a capital share outstanding throughout each year

                                                     Years Ended June 30,

                                         2003      2002     2001    2000     1999

Net asset value, beginning of year      $41.14    $45.79   $43.49  $38.40   $32.90
                                      ---------------------------------------------
Income from investment operations:
  Net investment income                   0.14      0.09     0.20    0.11     0.03
  Net realized and unrealized gain
  (loss) on investments                   3.32     (3.59)    3.03    5.30     6.26
                                      ---------------------------------------------
Total from investment operations          3.46     (3.50)    3.23    5.41     6.29
                                      ---------------------------------------------

Less distributions:
  Dividends from net investment income   (0.08)    (0.15)   (0.15)   0.00    (0.09)
   Distributions from realized
gains                                    (0.14)    (1.03)   (0.78)  (0.32)   (0.70)
                                      ---------------------------------------------
Total distributions                      (0.22)    (1.18)   (0.93)  (0.32)   (0.79)
                                      ---------------------------------------------

Paid-in capital from redemption fees      0.01      0.03       --      --       --
                                      ---------------------------------------------

Net asset value, end of period          $44.39    $41.14   $45.79  $43.49   $38.40
                                      =============================================

Total return                              8.52%    (7.87%)   7.50%  14.18%   19.79%
Ratios/supplemental data:
Net assets, end of year (millions)     $107.1     $60.9    $42.6   $18.1    $11.1

Ratio of operating expenses to
  average net assets:
     Before expense reimbursement         1.33%     1.37%    1.37%   1.65%    1.83%
     After expense reimbursement          0.99%     0.99%    0.99%   0.99%    1.25%
Ratio of net investment income (loss)
  to average net assets:
     Before expense reimbursement         0.20%    (0.09%)   0.22%  (0.35%)  (0.48%)
     After expense reimbursement          0.54%     0.29%    0.60%   0.31%    0.10%
Portfolio turnover rate                     30%       51%      55%     40%      33%

                                 PRIVACY NOTICE


The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non- public personal information.


If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.


THIS IS NOT PART OF THE PROSPECTUS.


                               Investment Advisor
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 1-800-366-6223

                                        o

                                    Custodian
                                 U.S. Bank N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        o

                                 Transfer Agent
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207
                                  866-209-1965

                                        o

                             Independent Accountants
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103


                                        o

                                   Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207



--------------------------------------------------------------------------------

                        MATRIX ADVISORS VALUE FUND, INC.
                         www.matrixadvisorsvaluefund.com

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual   Reports:  Additional  information
about the Fund's investments is available in the Prospectus Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

    Matrix Asset Advisors, Inc.
    747 Third Avenue, 31st Floor
    New York, New York 10017
    Telephone: 1-800-366-6223

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
o For a fee, by writing to the Public Room of the Commission, Washington, 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                              (The Fund's SEC Investment Company
                                                   Act file number is 811-03758)

--------------------------------------------------------------------------------



                        MATRIX ADVISORS VALUE FUND, INC.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017


                       STATEMENT OF ADDITIONAL INFORMATION
                                October 28, 2003



     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 28, 2003, as may be revised, of Matrix Advisors Value Fund, Inc. (the "Fund"). Matrix Asset Advisors, Inc. (the "Advisor") is the investment advisor to the Fund. A copy of the Fund's Prospectus is available by calling (212) 486-2004.

     The audited financial statements for the Fund for the fiscal year ended June 30, 2003 are incorporated by reference to the Fund's June 30, 2003 Annual Report.

                                TABLE OF CONTENTS
                                                                            Page

THE FUND......................................................................2
INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT RESTRICTIONS.......................................................5
DIRECTORS AND OFFICERS........................................................7
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................9
THE FUND'S INVESTMENT ADVISOR................................................10
EXECUTION OF PORTFOLIO TRANSACTIONS..........................................11
PORTFOLIO TURNOVER...........................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................13
DISTRIBUTIONS AND TAX INFORMATION............................................15
DETERMINATION OF SHARE PRICE.................................................16
PERFORMANCE INFORMATION......................................................16
GENERAL INFORMATION..........................................................19
FINANCIAL STATEMENTS.........................................................21
APPENDIX.....................................................................23




                                    THE FUND

     The Fund is an open-end management investment company organized as a Maryland corporation. The Fund is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a mutual fund with the investment objective of seeking to achieve a total rate of return, which is comprised of capital appreciation and current income. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

     The  following   discussion   supplements  the  discussion  of  the  Fund's
investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

     On April 3, 2000, the Fund changed its name from Matrix/LMH Value Fund, Inc. to Matrix Advisors Value Fund, Inc.

Preferred Stock

     The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

     The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible income common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

Investment Companies

     The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Foreign Securities

     The Fund may invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded over-the-counter in the United States.

     Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United
States. While growing, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

     Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Options on Securities

     The Fund may write (sell) covered call options on its portfolio securities ("covered options") in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

     When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

     Closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Short-Term Investments

     The Fund may invest in any of the following securities and instruments:

     Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar- denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to buying certificates of deposit and bankers' acceptances, the Fund may also make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.


     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

2. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

3. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

4.   Invest in companies for the purpose of exercising management or control;

5. Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

6.   Purchase or sell commodities or commodities contracts;

7. Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

8.   Purchase securities on margin;

9.   Effect short sales of any securities;

10. Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

11. Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets;

12.  Mortgage, pledge or hypothecate securities;

13. Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

14. Purchase or retain the securities of any issuer if the Fund's officers or directors, or those of the Advisor, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

15.  Issue any class of securities senior to any other class of securities.

     As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund's net assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of net assets.

     Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                             DIRECTORS AND OFFICERS

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The day-to-day operations of the Fund is delegated to the Fund's officers subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. The directors and officers of the Fund ("Directors" and "Officers" collectively the "Board")are as follows:


Interested Director and Officers of the Fund
--------------------- ----------- ---------- ------------------------------ ------------ -------------------
                                                                               # of
                                                                            Portfolios
                                    Term of                                  in Fund
                      Position(s)   Office                                      Complex
                       Held with   and Date     Principal Occupation During   Overseen   Other Directorships
Name, Address and Age  the Fund    Elected**        Past Five Years         by Director  Held by Director
--------------------- ----------- ---------- ------------------------------ ------------ -------------------
David A. Katz, CFA    Chairman,   1997       President and Chief Investment      1       None
747 Third Avenue      President,             Officer of Matrix Asset
New York, NY 10017     and                   Advisors, the Fund's Advisor,
(41)                  Treasurer              and portfolio manager of the
                                             Fund (1996 to present).
--------------------- ----------- ---------- ------------------------------ ------------ -------------------
Douglas S. Altabef    Executive   2000       Senior Managing Director of         N/A      N/A
747 Third Avenue      Vice                   Matrix Asset Advisors, the
New York, NY 10017    President              Fund's Advisor (1996
(52)                  and                    to present).
                      Secretary
--------------------- ----------- ---------- ------------------------------ ------------ -------------------
Steven G. Roukis, CFA Senior Vice 2000       Senior Vice President-Equity       N/A      N/A
747 Third Avenue      President              Research of Matrix Asset
New York, NY 10017                           Advisors, the Fund's Advisor.
(36)                                         (1994 to present).
--------------------- ----------- ---------- ------------------------------ ------------ -------------------

** Directors and Officers of the Fund serve until their resignation, removal or retirement.

Independent Directors
--------------------- ----------- ---------- --------------------------- ------------ -------------------
                                                                            # of
                                                                         Portfolios
                                    Term of                               in Fund
                      Position(s)   Office                                   Complex
                       Held with   and Date  Principal Occupation During  Overseen    Other Directorships
Name, Address and Age  the Fund    Elected**  Past Five Years            by Director  Held by Director
--------------------- ----------- ---------- --------------------------- ------------ -------------------
Robert M. Rosencrans  Director    1985       President of Columbia           1         None
747 Third Avenue                             International, Inc. (1984
New York, NY 10017                           to present)
(76)
--------------------- ----------- ---------- ---------------------------------------- --------------------
T. Michael Tucker     Director    1997       Owner of T. Michael Tucker,     1        None
747 Third Avenue                             a certified public
New York, NY 10017                           accounting firm (1977 to
(61) present).
--------------------- ----------- ---------- ---------------------------------------- --------------------
Larry D. Kieszek      Director    1997       Managing Partner of Purvis,     1        None
747 Third Avenue                             Gray & Company, a certified
New York, NY 10017                           public accounting firm
(53)                                         (1974 to present.)
--------------------- ----------- ---------- --------------------------------------- --------------------

** Directors and officers of the Fund serve until their resignation, removal or retirement

     All Directors who are not interested persons are entitled to receive a fee of $250 per meeting plus expenses of attending Board of Directors meetings. The table below sets forth the compensation of the Directors for the fiscal year ended June 30, 2003.
                               COMPENSATION TABLE


                             Pension or Retirement                        Total
                 Aggregate    Benefits Accrued As  Estimated Annual Compensation from
               Compensation         Part of            Benefits          Company
Name           from Company     Company Expenses   Upon Retirement  Paid to Directors
----           ------------     ----------------   ---------------  -----------------
Mr. Rosencrans     $500                $0                  $0                $500
Mr. Tucker         $750                $0                  $0                $750
Mr. Kieszek        $750                $0                  $0                $750

Directors Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Director in the Fund as of December 31, 2002:

                                    Key
                        A. $1-$10,000
                        B. $10,001-$50,000
                        C. $50,001-$100,000
                        D. over $100,000


                                            Aggregate Dollar Range of Equity
Name of Director                           Securities Beneficially Owned (1)
----------------------------------------- -------------------------------------

Independent Directors
----------------------
Robert M. Rosencrans                                       A
Director


T. Michael Tucker                                          C
Director

Larry D. Kieszek                                           C
Director


Interested Director
--------------------
David A. Katz                                              D
President & Director


(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Board Committees

Audit Committee

     The Fund has an Audit Committee, which is comprised of the independent members of the Board of Directors. The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors and is responsible for pre-approving all audit and non-audit services performed by the auditors for the Fund and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor. The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee meets once a year, and if necessary, more frequently.

Nominating Committee

     The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Directors as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of all the Independent Directors as follows:
Mr. Robert M. Rosencrans, Mr. T. Michael Tucker, and Mr. Larry D. Kieszek. There are no policies in place regarding nominees recommended by shareholders. The Committee did not have reason to meet the last year.

Board Interest in the Advisor and Distributor

     As of December 31, 2002, none of the Independent Directors or members of their immediate families owned any securities of the Advisor, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor. During the two most recently completed calendar years, none of the Independent Directors or members of their immediate families conducted any transactions (or series of transactions) with the Advisor, Distributor or any affiliate of the Advisor or Distributor in which the amount involved exceeded $60,000. Mr. Tucker and Mr. Kieszek (both
Independent Directors) each has a relationship with the Advisor where the Advisor managed separate accounts of Mr. Tucker's and the 401K Plan of Mr. Kieszek's firm.

     As of September 30, 2003 the Directors and officers of the Fund as a group own beneficially less than 1% of Fund shares outstanding as of the date of this SAI.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than
25% of the voting securities of a company or acknowledges the existence of control. As of September 30, 2003, the following shareholders owned of record or beneficially more than 5% of the Funds' outstanding shares:

------------------------------------- ------------------- ----------------------
Name and Address                      Percentage          Type of Ownership
                                      Ownership
------------------------------------- ------------------- ----------------------
Charles Schwab & Co Inc               61.79%              Record
Special Account for Customers
101 Montgomery St.
San Francisco, CA 94104-4122
------------------------------------- ------------------- ----------------------

                          THE FUND'S INVESTMENT ADVISOR

     Matrix Asset Advisors, Inc. (the "Advisor") serves as the Fund's Advisor under an Advisory Agreement, which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund's assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Advisor provides for the Fund's office needs, supervises the maintenance of the Fund's books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund's institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Advisor presently serve as directors or officers of the Fund.

     The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund's existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

     The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.

     The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of the Fund's shares and in either case, also by a vote of a majority of directors who are not "interested persons" of the Advisor or the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"). The Advisory Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and terminates automatically in the event of its assignment.

     The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     In renewing the Advisory Agreement on behalf of the Fund, at a meeting of the Board of Directors on August 15, 2003, the Board of Directors, including the Independent Directors, took into consideration several factors, including:

(a)  the nature and quality of the services provided by the Advisor to the Fund;
(b)  the appropriateness of the fees paid by the Fund to the Advisor;
(c)  the level of Fund expenses;
(d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor;
(e)  the performance of the Fund during the past fiscal year; and
(f)  the nature of the Fund's investments.

     Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Directors noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor's brokerage practices were reasonably efficient.

     In considering whether to renew the Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above the Directors and Independent Directors concluded that the Advisory Agreement was fair, reasonable and in the best interest of shareholders, and that it should be renewed and approved.

     The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. The advisory fees paid to the Advisor for the services provided to the Fund for the past three fiscal years were as follows:

           Advisory Fees Accrued (Waived) for the Year Ended June 30,
------------------------ ---------------------------- --------------------------
         2003                       2002                        2001
------------------------ ---------------------------- --------------------------
 $708,380 ($245,044)         $512,724 ($194,643)        $292,709 ($109,897)
------------------------ ---------------------------- --------------------------

The Advisor has entered into an agreement with the Fund in which the Advisor has agreed to limit the operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed 1.10% of the average annual net assets of the Fund during each fiscal year. This agreement may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Fund, upon sixty (60) days written notice to the Advisor.

                                   DISTRIBUTOR

     Quasar Distributors, LLC (the "Distributor"), a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Agreement") between the Advisor and Distributor. The Agreement was approved by the Board of Trustees on November 22, 2002. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund are offered on a continuous basis. The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. The Distributor's fees are paid by the Advisor.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

     Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers who furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD.

     While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

     Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. To the knowledge of the Fund's management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund's portfolio transactions. The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

                           Brokerage Commissions Paid
                      During the Fiscal Year Ended June 30,
-------------------------- ----------------------- ------------------
          2003                      2002                 2001
-------------------------- ----------------------- ------------------
        $193,513                  $171,902             $113,932
-------------------------- ----------------------- ------------------

     Of the above amounts, the following amounts were paid to firms for research, statistical or other services provided to the Advisor:

-------------------------- ----------------------- ------------------
          2003                      2002                 2001
-------------------------- ----------------------- ------------------
         $66,196                  $84,880               $52,358
-------------------------- ----------------------- ------------------

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions."

     The annual portfolio turnover rates for the past two fiscal years are as follows:
                               Year Ended June 30,
                        ------------------ ---------------
                              2003              2002
                        ------------------ ---------------
                               30%              51%
                        ------------------ ---------------

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

     The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The Fund may suspend the right of redemption: (a) for any period during which the NYSE is closed, or the Securities and Exchange Commission ("SEC") determines that trading on the NYSE is restricted; (b) when there is an emergency as determined by the SEC as a result of which it is not practicable for the Fund to dispose of its securities; or (c) for such other period as the SEC may by order permit for the protection of the Fund's shareholders.

How to Sell Shares

     You can sell your Fund shares any day the NYSE is open for regular trading.

     Delivery of redemption proceeds. Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

     Redemptions-in-kind. The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund's net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash.

     Automatic Investment Plan. As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

     The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carry-forwards. The availability of net income for dividends is dependent on the level of the Fund's income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund's Board of Directors.

     Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gain distributions do not qualify for the dividends-received deduction.

     Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.

     Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor's holding period for such shares. If an investor's holding period exceeds 12 months, any gain on the sale or disposition of shares in the Fund may be eligible for the maximum federal tax on long-term capital gains of 15 percent.

     The Fund is subject to a non-deductible 4% excise tax on the excess of required distributions over the amounts actually distributed by the Fund on a calendar year basis. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax. The foregoing is a summary discussion of the federal income tax consequences of certain aspects of an investment in the Fund and is based on federal income tax laws and regulations is believed to be in effect on the date of this SAI. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state and local taxation.


                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

     In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

     The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     An example of how the Fund calculated its total offering price per share as of June 30, 2003 is as follows:

                         Net Assets
                ---------------------------- = Net Asset Value per share
                   Shares Outstanding

                      $107,075,768
                ---------------------------- = $44.39
                        2,412,050


                             PERFORMANCE INFORMATION

     As indicated in the prospectus, from time to time the Fund may include its average total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

     The Fund's total return may be compared to relevant indices and indices published by statistical data gathering organizations that track performance of mutual funds, such as the Russell 1000 Value Index and the Standard & Poor's 500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forcasted growth values. The Standard & Poor's 500 Index is an unmanaged stock index that measures the performance of 500 domestic large cap companies. In addition, the Fund may compare its performance to a composite index, which the Advisor has determined reflects the asset composition of the Fund's portfolio. From time to time, evaluations of the Fund's performance by independent sources, such as Morningstar Overall Rating, may also be used in advertisements and in information furnished to present or prospective investors in the Fund. Morningstar proprietary ratings reflect historical risk-adjusted performance of all funds which are in a Morningstar category, such as large cap blend funds. Subject to change every month, a fund's rating is based on its three-year, and (when available) five and ten-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

Average Annual Total Returns (Before Taxes)

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:            P   =  a hypothetical initial payment of $1,000
                  T   =  the average annual total return
                  n   =  the number of years and
                  ERV =  the ending redeemable value of a
                         hypothetical $1,000 payment made at the
                         beginning of the period.

     All total return figures  reflect the deduction of a proportional  share of
Fund  expenses  on  an  annual   basis,   and  assume  that  all  dividends  and
distributions are reinvested when paid.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.

     The average annual total return before taxes for the following periods ended June 30, 2003 were:


          1 Year                    5 Years              Since 7/1/1996*
          ------                    -------              ---------------
          8.52%                      8.01%                   10.63%

     *Prior to July 1, 1996, the Fund was advised by another investment advisor. Certain fees and expenses of the Fund have been reimbursed during this period. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATVD

Where:            P   = a hypothetical initial payment of $1,000
                  T   = the average annual total return
                  n   = the number of years and
                  ATVD= the ending redeemable value of a
                        hypothetical $1,000 payment made at the
                        beginning of the period after taxes on
                        distribution, not after taxes on redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The average annual total return after taxes on distributions for the following periods ended June 30, 2003 were:


          1 Year                    5 Years              Since 7/1/1996*
          ------                    -------              ----------------
          8.36%                      7.60%                   10.22%

     *Prior to July 1, 1996, the Fund was advised by another investment advisor. Certain fees and expenses of the Fund have been reimbursed during this period. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                        n
                                P(1 + T) = ATVDR

Where:            P     = a hypothetical initial payment of $1,000
                  T     = the average annual total return
                  n     = the number of years and
                  ATVDR = the ending redeemable value of a
                          hypothetical $1,000 payment made at the
                          beginning of the period after taxes on
                          distribution and redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.


          1 Year                    5 Years              Since 7/1/1996*
          ------                    -------              ---------------
          5.57%                      6.78%                    9.17%

     *Prior to July 1, 1996, the Fund was advised by another investment advisor. Certain fees and expenses of the Fund have been reimbursed during this period. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.


                               GENERAL INFORMATION
Shareholder Reports

     Investors  in the Fund will be  informed  of the  Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

Service Providers

     U.S. Bank National Association, located at 425 Walnut St., Cincinnati, Ohio 45201, acts as Custodian of the securities and other assets of the Fund. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer and shareholder service agent. The Custodian, Administrator and the Transfer Agent are affiliated companies. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

     USBFS acts as transfer agent to the Fund. The services provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for "blue sky" purposes and assistance in the preparation of the Fund's registration statement under federal and state securities laws.

     Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund's expense accruals and performing securities valuations and, from time to time, monitoring the Fund's compliance with their investment objectives and restrictions. Pursuant to the Fund's Administration Servicing Agreement, the Fund paid $106,257 to USBFS for the fiscal year ended June 30, 2003.

     Tait, Weller & Baker, 1818 Market Street, Ste. 2400, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

Capital Stock

     The Fund's shares are denominated "Common Stock, $.01 par value." Shares have no pre-emptive rights and are fully paid and non-assessable. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; (iv) ratification of selection of independent accountants.

Code of Ethics

     The Boards of the Fund and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

     As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Proxy Voting Guidelines

     The Advisor provides a voice on behalf of shareholders of the Fund. The Fund has delegated its authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees. The Advisor's proxy voting policies are summarized below.

Policies of the Fund's Investment Advisor

     It is the Advisor's policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy the Advisor will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Advisor will consider information from a variety of sources in evaluating the issues presented in a proxy. The Advisor generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

     The Advisor's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Advisor;
2. Disclose the conflict to the Disinterested Directors of the Fund and obtain their direction on how to vote the proxy; or
3. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

     In the event of a conflict between the interests of the Advisor and the Fund, the Advisor's policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Board has delegated this authority to the independent directors, and the proxy voting direction in such a case shall be determined by a majority of the independent directors.

More Information

     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-366-6223 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-800 366-6223 and will be sent within three business days of receipt of a request.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended June 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI. The 2003 Annual Report was filed with the SEC on September 4, 2003.


                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".